UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported)

July 8, 2014

BioAdaptives Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware	000-54949	46-2592228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1003 S Cimarron Road, Las Vegas, NV 89145

 (Address of principal executive offices)

Registrant's telephone number, including area code: (702) 630 2280

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01     Other Events.

Attached as Exhibit 99.1 is a copy of a press release from BioAdaptives, Inc. dated July 9, 2014 reporting its clearance and ticker symbol issuance from the Financial Industry Regulatory Authority, or FINRA.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document

99.1 Press Release of BioAdaptives, Inc. dated July 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2014

BioAdaptives, Inc.

By: /s/ Gerald A. Epling
Gerald A. Epling
President, Chief Executive Officer, and Director

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EXHIBIT INDEX

99.1                        Press Release of BioAdaptives, Inc. dated July 8, 2014.

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